SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 8, 1996

                                MEDICORE, INC.
            (Exact name of registrant as specified in its charter)

        Florida                        1-9167                59-0941551
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)          Identification No.)

  2337 West 76th Street, Hialeah, Florida                            33016
  (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (305) 558-4000

Item 5.  Other Events

     On February 8, 1996, the Company's 63% owned public subsidiary, Techdyne, Inc. ("Techdyne") refinanced its credit facilities by entering into three loan agreements with Barnett Bank of South Florida, N.A. ("Barnett Bank"). These loans included a $2,000,000 line of credit, due on demand but in no event after June 30, 1996, secured by Techdyne's assets bearing interest at Barnett Bank's prime rate plus 1.25%, a $712,500 five year term loan with an annual interest of 8.28% due February 7, 2001 secured by a mortgage on three properties in Hialeah, Florida owned by the Company, two of which are leased to Techdyne, and a $200,000 five year term loan due February 7, 2001 at an annual interest rate of 1.25% over Barnett Bank's prime rate secured by Techdyne's tangible personal property, goods and equipment, and all cash and non-cash proceeds of such collateral.

     The Company, as lessor to Techdyne under the mortgaged properties securing the $712,500 term loan, has assigned the leases, rents and profits therefrom to Barnett Bank, provided the Company may continue collecting the rents until an event of default, if any. The Company has also subordinated the $2,500,000 of indebtedness due from Techdyne, provided payments may be made on this subordinated debt from funds recently obtained by Techdyne in its September, 1995 public offering of common stock and warrants, or from Techdyne's retained earnings arising subsequent to March 31, 1995, provided Techdyne is in compliance with the financial covenants of the term loan agreement. The Company has further subordinated its interests in the leases to the mortgage it issued to Barnett Bank.

     The Company has also unconditionally guarantied the payments and performance of these loans to Techdyne.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)    Financial statements of businesses acquired

                Not Applicable

         (b)    Pro Forma Financial Information

                Not Applicable

         (c)    Exhibits

                (99)  Additional Exhibits

                     (i) Loan and Security Agreement between Techdyne, Inc.(1) and Barnett Bank of South Florida, N.A. ("Barnett Bank") for $2,000,000 dated February 8, 1996*

                     (ii) Revolving Demand Promissory Note for $2,000,000 from Techdyne, Inc.(1) to Barnett Bank dated February 8, 1996*

                     (iii) Unconditional and Continuing Guaranty of Payment and Performance by the Company in favor of Barnett Bank dated February 8, 1996(2)*

                     (iv) Subordination Agreement among Barnett Bank, the Company and Techdyne, Inc.(1) dated February 8, 1996*

                     (v) Loan Agreement for $712,500 between Techdyne, Inc.(1) and Barnett Bank dated February 8, 1996*

                     (vi) Promissory Note for $712,500 from Techdyne, Inc.(1) to Barnett Bank, dated February 8, 1996*

                     (vii) Mortgage and Security Agreement between the Company and Barnett Bank dated February 8, 1996*

                     (viii) Assignment of Leases, Rents and Profits by the Company in favor of Barnett Bank dated February 8, 1996*

                     (ix) Promissory Note for $200,000 from Techdyne, Inc.(1) to Barnett Bank dated February 8, 1996*

                     (x) Security Agreement between Techdyne, Inc.(1) and Barnett Bank dated February 8, 1996 *

* Incorporated by reference to Techdyne, Inc.'s Current Report on Form 8-K, dated February 23, 1996, Item 7(c) same subparagraph for each document.

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(1) A 63% owned public subsidiary of the Company.

(2) Each of the $2,000,000 Revolving Loan, the $712,500 Term Loan and the $200,000 Term Loan has been unconditionally guaranteed by the Company, and each such unconditional guarantee agreement is substantially similar to the exhibit filed for the Revolving Loan.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDICORE, INC.

                                        By /s/ Thomas K. Langbein
                                           THOMAS K. LANGBEIN, Chairman
                                           of the Board, Chief Executive Officer
                                           and President
Dated: February 23, 1996